THE ADVISORS’ INNER CIRCLE FUND

Cornerstone Advisors Global Public Equity Fund

(the “Fund”)

Supplement dated December 23, 2019

to the

Fund’s Prospectus dated March 1, 2019, as supplemented April 1, 2019 and December 18, 2019

(the “Prospectus”)

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective January 8, 2020, EAM Investors, LLC will serve as an investment sub-adviser to the Fund. Accordingly, as of January 8, 2020, the Prospectus is hereby amended and supplemented as follows:

1.	The following disclosure is hereby added to the Fund’s “Investment Sub-Advisers and Portfolio Managers” summary section:

EAM Investors, LLC

Travis T. Prentice, Chief Executive Officer, Chief Investment Officer and Portfolio Manager, has managed the portion of the Fund’s assets allocated to EAM Investors, LLC (“EAM Investors”) since 2020.

Montie L. Weisenberger, Managing Director and Portfolio Manager, has managed the portion of the Fund’s assets allocated to EAM Investors since 2020.

2.	The following disclosure is hereby added at the end of the “Investment Adviser and Portfolio Managers” section:

A discussion regarding the basis for the Board’s approval of the investment sub-advisory agreement between Cornerstone and EAM Investors with respect to the Global Public Equity Fund will be available in the Fund’s Semi-Annual Report dated April 30, 2020, which will cover the period from November 1, 2019 to April 30, 2020.

3.	The following disclosure is hereby added under the “Global Public Equity Fund” heading in the “Investment Sub-Advisers and Portfolio Managers” section:

EAM Investors, LLC (“EAM Investors”), 2533 South Coast Highway 101, Suite 240, Cardiff-by-the-Sea, California 92007, serves as investment sub-adviser to a portion of the assets of the Global Public Equity Fund. EAM Investors was founded as a California limited liability company in 2007. EAM Investors is 56% employee-owned. Byron C. Roth, through his majority ownership of CR Financial Holdings, Inc. and its wholly-owned subsidiary WACO Limited, LLC, indirectly owns a 44% interest in the firm. As of November 30, 2019, EAM Investors had approximately $1.9 billion in assets under management.

Portfolio Managers:

Travis T. Prentice, Chief Executive Officer, Chief Investment Officer and Portfolio Manager, has managed the portion of the assets of the Global Public Equity Fund allocated to EAM Investors since 2020. Mr. Prentice serves as a portfolio manager for EAM Investors’ US Small Cap Growth and US Micro Cap investment strategies. Prior to co-founding EAM Investors in 2007, Mr. Prentice was a Partner, Managing Director and Portfolio Manager with Nicholas-Applegate Capital Management, where he had lead portfolio management responsibilities for their Micro and Ultra Micro Cap investment strategies and a senior role in the firm’s US Micro/Emerging Growth team. Mr. Prentice holds an MBA from San Diego State University and a BA in Economics and a BA in Psychology from the University of Arizona.

Montie L. Weisenberger, Managing Director and Portfolio Manager, has managed the portion of the assets of the Global Public Equity Fund allocated to EAM Investors since 2020. Mr. Weisenberger serves as a portfolio manager for EAM Investors’ US Small Cap Growth investment strategy. Prior to co-founding EAM Investors in 2007, Mr. Weisenberger was a Senior Vice President and Portfolio Manager at Nicholas-Applegate Capital Management, where he had lead portfolio management responsibilities for the firm’s Traditional Small-to-Mid Cap Growth strategy and was a senior member of the firm’s US Micro/Emerging Growth Team. Prior to Nicholas-Applegate Capital Management, Mr. Weisenberger was a research analyst at Canaccord/Genuity (formerly, Adams, Harkness & Hill), an emerging growth investment bank located in Boston. Prior to this, Mr. Weisenberger was a finance and strategic management consultant with KPMG, LLP. Mr. Weisenberger holds an MBA and an MHA from Georgia State University and a BA in Business Administration from Flagler College.

Please retain this supplement for future reference.

THE ADVISORS’ INNER CIRCLE FUND

Cornerstone Advisors Global Public Equity Fund

(the “Fund”)

Supplement dated December 23, 2019

to the

Fund’s Statement of Additional Information dated March 1, 2019, as supplemented April 1, 2019 and December 18, 2019 (the “SAI”)

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Effective January 8, 2020, EAM Investors, LLC will serve as an investment sub-adviser to the Fund. Accordingly, as of January 8, 2020, the SAI is hereby amended and supplemented as follows:

1.	“EAM Investors, LLC” is hereby added: (a) under the “Investment Sub-Advisers” heading on the cover of the SAI and (b) to the “Global Public Equity Fund” row of the table under the “Sub-Advisers” heading in “The Adviser and Sub-Advisers” section.

2.	The following disclosure is hereby added to “The Portfolio Managers” section:

EAM Investors, LLC

EAM Investors, LLC (“EAM Investors”), 2533 South Coast Highway 101, Suite 240, Cardiff-by-the-Sea, California 92007, serves as investment sub-adviser to a portion of the assets of the Global Public Equity Fund. EAM Investors was founded as a California limited liability company in 2007. EAM Investors is 56% employee-owned. Byron C. Roth, through his majority ownership of CR Financial Holdings, Inc. and its wholly-owned subsidiary WACO Limited, LLC, indirectly owns a 44% interest in the firm. As of November 30, 2019, EAM Investors had approximately $1.9 billion in assets under management.

Compensation. EAM Investors receives a fee based on the assets under management of the Global Public Equity Fund as set forth in the Investment Sub-Advisory Agreement between EAM Investors and the Adviser.

EAM Investors pays its professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Global Public Equity Fund. EAM Investors’ portfolio managers are paid a competitive salary and participate in the firm’s revenue share plan. The portfolio managers are also equity owners and are eligible for equity based distributions from profits.

Ownership of Fund Shares. The Global Public Equity Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Travis T. Prentice	None
Montie L. Weisenberger	None

¹	Valuation date is October 31, 2019.

Other Accounts. In addition to the Global Public Equity Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. None of these accounts are subject to a performance-based advisory fee. The information below is provided as of October 31, 2019.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Travis T. Prentice	5	$347	1	$26	4	$512
Montie L. Weisenberger	5	$347	0	$0	1	$138

Conflicts of Interest. All portfolios of EAM Investors within a specific style, i.e. small cap growth, are managed in parallel with the same holdings and approximately the same weights of securities, except for client specific guidelines and restrictions. EAM Investors does not currently have any performance based fee schedules with clients. The firm’s personal trading policy restricts personal trading in any security with a market cap below $10 billion, well above the range of all portfolios of EAM Investors. Because of these factors, EAM Investors would not expect a portfolio manager to have a material conflict of interest in managing any client's portfolios.

3.	The following row is hereby added to the table of contents of “Appendix B – Proxy Voting Policies and Procedures of Cornerstone and Sub-Advisers”:

Exhibit	Investment Adviser or Sub-Adviser	Fund
F	EAM Investors, LLC	Global Public Equity Fund

4.	The following disclosure is hereby added to “Appendix B – Proxy Voting Policies and Procedures of Cornerstone and Sub-Advisers” as Exhibit F:

EAM Investors LLC

EAM Global Investors LLC

Proxy Voting

Effective November 30, 2019

Proxy Voting

Background

Pursuant to Rule 206(4)-6 of the Advisers Act, a registered investment adviser who exercises voting authority with respect to client securities must adopt and implement written policies and procedures: (1) that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients; and (2) which include how the adviser will address material conflicts that may arise between the adviser’s interests and those of the client. Additionally, pursuant to the rule advisers must disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

A summary of EAM’s proxy voting policy is disclosed to clients and prospective clients in Part 2 of Form ADV along with instructions on how they may obtain a complete copy of EAM’s current proxy voting policies & procedures or report on how their proxies were voted. Clients may obtain information on how their proxies were voted by contacting EAM. The CCO or his designee will be responsible for ensuring that client requests are responded to in a timely manner and are documented in the client file.

EAM will maintain records relating to its proxy voting activities as indicated in the section on Books and Records.

Proxy Voting Policies and Procedures

EAM may vote client securities (proxies) on behalf of clients. When EAM accepts proxy voting responsibility, EAM will only cast proxy votes in a manner consistent with the best interest of its clients. Absent special circumstances, EAM will vote all proxies within the guidelines established and describe in our Proxy Voting Policies and Procedures, as may amend from time-to-time.

EAM’s Proxy Voting Policies and Procedures is as follows:

•	EAM subscribes to the services of an unaffiliated third-party proxy vendor that provides in-depth analysis of shareholder meeting agendas and vote recommendations. The proxy vendor maintains written guidelines to reflect their current vote recommendations. EAM has provided the proxy vendor with instructions on when the proxy vendor should vote proxies according to their written guidelines and when the proxy vendor must contact EAM for a vote decision. EAM may, in some cases, vote a proxy contrary to the proxy vendor’s guidelines if we determine that this action is in the best interests of clients.

•	In cases where sole proxy voting authority rests with EAM for plans governed by ERISA, EAM will vote or direct the proxy vendor to vote proxies in accordance with their guidelines unless outlined otherwise in the plan’s governing documents and subject to the fiduciary responsibility standards of ERISA.

•	If the person(s) responsible for voting proxies becomes aware of any type of potential or actual conflict of interest relating to a proxy proposal, they will promptly report the conflict to our Chief Compliance Officer and Chief Investment Officer. Conflicts will be handled in a number of ways depending on the type and materiality. The method selected by EAM will depend upon the facts and circumstances of each situation and the requirements of applicable laws and will always be handled in the client’s best interest.

•	EAM may also choose not to vote proxies in certain situations or for certain accounts, for example, where a client has retained the right to vote the proxies or where a proxy is received for a client account that has been terminated.

•	Clients may direct the vote of their proxy regarding particular solicitations. To do so, the client must contact EAM at our office with specific voting instructions in advance of the proxy voting deadline so that we have sufficient time to contact the third party with the instruction. If the client does not provide adequate advance notice, we may not be able to accommodate the vote request.

Please retain this supplement for future reference.

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